UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

 Item 1. Report to Stockholders.

Wireless Fund

TICKER: WIREX

Semi-Annual Shareholder Report

September 30, 2024

This semi-annual shareholder report contains information about the Wireless Fund for the period of April 1, 2024 to September 30, 2024. You can find additional information about the Fund at https://www.wirexfund.com/literature. You can also request this information by contacting us at 1-800-590-0898.

What were the Fund costs for the last six months period?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Wireless Fund	$105	1.95%
How did the Fund perform since Inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Year	Ten Years
Wireless Fund	55.65%	22.83%	16.13%
S&P 500 Index	36.35%	15.98%	13.38%
NASDAQ Composite Index	38.64%	18.81%	16.13%
Fund Statistics
Net Assets ($)	$10,006,353
Number of Portfolio Holdings	22
Portfolio Turnover Rate (%)	2%
Total Advisory Fees Paid ($)	$88,431

1

What did the Fund invest in?
Top Holdings (% of net assets)

NVIDIA Corporation	18.82%
Microsoft Corporation	11.22%
Alphabet Inc. - Class A	9.05%
Apple Inc.	7.74%
Motorola Solutions, Inc.	4.97%
Meta Platforms, Inc. - Class A	4.95%
Broadcom Inc.	4.85%
QUALCOMM Incorporated	4.52%
KLA Corporation	4.02%
Applied Materials, Inc.	3.97%
Sectors (% of net assets)

(A)	Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.wirexfund.com/literature.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-590-0898 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments

Wireless Fund

	Schedule of Investments
	September 30, 2024 (Unaudited)

Shares		Fair Value	% of Net Assets

COMMON STOCKS

Computer Communications Equipment
2,725	Cisco Systems, Inc.	$ 145,025	1.45%

Electronic Computers
3,325	Apple Inc.	774,725	7.74%

Optical Instruments & Lenses
520	KLA Corporation	402,693	4.02%

Radio & TV Broadcasting & Communications Equipment
1,105	Motorola Solutions, Inc.	496,841
2,660	QUALCOMM Incorporated	452,333
11,540	Telefonaktiebolaget LM Ericsson **	87,473
		1,036,647	10.36%

Radio Telephone Communications
1,850	T-Mobile US, Inc.	381,766	3.82%

Semiconductors & Related Devices
1,880	Advanced Micro Devices, Inc. *	308,470
1,965	Applied Materials, Inc.	397,028
2,815	Broadcom Inc.	485,588
810	Microchip Technology Incorporated	65,035
15,510	NVIDIA Corporation	1,883,534
1,170	Qorvo, Inc. *	120,861
		3,260,516	32.58%

Services - Business Services, NEC
4,620	PayPal Holdings, Inc. *	360,499	3.60%

Services - Computer Programming, Data Processing, Etc.
5,460	Alphabet Inc. - Class A	905,541
865	Meta Platforms, Inc. - Class A	495,161
3,120	Zoom Video Communications, Inc. - Class A *	217,589
		1,618,291	16.17%

Services - Prepackaged Software
300	Adobe Inc. *	155,334
3,675	Block, Inc. - Class A *	246,703
2,610	Microsoft Corporation	1,123,083
		1,525,120	15.24%

Special Industry Machinery, NEC
290	Lam Research Corporation	236,663	2.37%

Total Common Stocks (Cost $3,965,765)		9,741,945	97.35%

Money Market Funds
243,544	Goldman Sachs Financial Square Government Fund Class I 4.78% ***	243,544	2.44%
	(Cost - $243,544)

	Total Investments
	(Cost - $4,209,309)	9,985,489	99.79%

	Other Assets in Excess of Liabilities	20,864	0.21%

	Net Assets	$ 10,006,353	100.00%

* Non-Income producing securities.
** ADR - American Depositary Receipt.
*** The rate shown was the 7-day yield at September 30, 2024.
The accompanying notes are an integral part of the financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Wireless Fund

Statement of Assets and Liabilities (Unaudited)
September 30, 2024

Assets:
Investments at Fair Value	$ 9,985,489
(Cost - $4,209,309)
Receivables:
Dividends	3,201
Securities Sold	67,855
Total Assets	10,056,545
Liabilities:
Payables:
Fund Shares Redeemed	34,651
Management Fees	15,541
Total Liabilities	50,192
Net Assets	$ 10,006,353
Net Assets Consist of:
Paid In Capital	$ 4,068,595
Total Distributable Earnings (Accumulated Deficit)	5,937,758
Net Assets, for 528,946 Shares Outstanding	$ 10,006,353
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($10,006,353/528,946 shares)	$ 18.92
Minimum Redemption Price Per Share * ($18.92x0.98)	$ 18.54

Statement of Operations (Unaudited)
For the six month period ended September 30, 2024

Investment Income:
Dividends (Net of foreign withholding tax of $306)	$ 37,375
Total Investment Income	37,375
Expenses:
Management Fees	88,431
Total Expenses	88,431

Net Investment Income (Loss)	(51,056)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	112,579
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,055,237
Net Realized and Unrealized Gain (Loss) on Investments	1,167,816

Net Increase (Decrease) in Net Assets from Operations	$ 1,116,760

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

Wireless Fund

Statements of Changes in Net Assets	(Unaudited)
	4/1/2024	4/1/2023
	to	to
	9/30/2024	3/31/2024
From Operations:
Net Investment Income (Loss)	$ (51,056)	$ (74,382)
Net Realized Gain (Loss) on Investments	112,579	122,255
Net Change in Unrealized Appreciation (Depreciation)	1,055,237	2,858,159
Increase (Decrease) in Net Assets from Operations	1,116,760	2,906,032

From Distributions to Shareholders:	-	(33,066)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,319,367	878,392
Proceeds From Redemption Fees (Note 2)	454	1,027
Shares Issued on Reinvestment of Dividends	-	32,699
Cost of Shares Redeemed	(482,935)	(1,088,250)
Net Increase (Decrease) from Shareholder Activity	836,886	(176,132)

Net Increase (Decrease) in Net Assets	1,953,646	2,696,834

Net Assets at Beginning of Period	8,052,707	5,355,873
Net Assets at End of Period	$ 10,006,353	$ 8,052,707

Share Transactions:
Issued	71,238	66,099
Reinvested	-	2,319
Redeemed	(26,934)	(76,447)
Net Increase (Decrease) in Shares	44,304	(8,029)
Shares Outstanding, Beginning of Period	484,642	492,671
Shares Outstanding, End of Period	528,946	484,642

The accompanying notes are an integral part of these financial statements.

Wireless Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding	4/1/2024		4/1/2023		4/1/2022		4/1/2021		4/1/2020	4/1/2019
throughout the period:	to		to		to		to		to	to
	9/30/2024		3/31/2024		3/31/2023		3/31/2022		3/31/2021	3/31/2020
Net Asset Value -
Beginning of Period	$ 16.62		$ 10.87		$ 13.07		$ 14.27		$ 10.02	$ 11.78
Net Investment Income (Loss) (a)	(0.10)		(0.15)		(0.10)		(0.20)		(0.19)	(0.14)
Net Realized and Unrealized Gain (Loss)
on Investments (b)	2.40		5.96		(1.49)		1.44		6.02	0.76
Total from Investment Operations	2.30		5.81		(1.59)		1.24		5.83	0.62
Proceeds from Redemption Fees	-	*	-	*	-	*	-	*	0.01	-	*

Distributions (From Net Investment Income)	-		-		-		-		-	-
Distributions (From Realized Capital Gains)	-		(0.06)		(0.61)		(2.44)		(1.59)	(2.38)
Total Distributions	-		(0.06)		(0.61)		(2.44)		(1.59)	(2.38)
Net Asset Value -
End of Period	$ 18.92		$ 16.62		$ 10.87		$ 13.07		$ 14.27	$ 10.02

Total Return (c)	13.84%	**	53.58%		(11.25)%		7.13%		58.58%	3.74%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 10,006		$ 8,053		$ 5,356		$ 6,444		$ 8,180	$ 5,174

Ratio of Expenses to Average Net Assets	1.95%	***	1.95%		1.95%		1.95%		1.95%	1.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-1.13%	***	-1.12%		-0.92%		-1.34%		-1.44%	-1.20%
Portfolio Turnover Rate	2.41%	**	6.79%		12.40%		74.51%		140.42%	113.58%

* Less than +/- $0.005 per share.
** Not Annualized.
*** Annualized.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total returns represent the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment. Total return calculation does not reflect redemption fee.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
WIRELESS FUND
September 30, 2024
(Unaudited)

1.) ORGANIZATION
Wireless Fund (the “Fund”) is a non-diversified series of the PFS Funds (the “Trust”), an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000, and may offer shares of beneficial interest in a number of separate series; each series representing a distinct fund with its own investment objectives and policies. The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. As of September 30, 2024, there were eleven series operating in the Trust. The Fund’s primary investment objective is to seek long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value per share (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended September 30, 2024, proceeds from redemption fees were $454.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended September 30, 2024, the Fund did not incur any interest or penalties.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2024:

Valuation Input of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 9,741,945	$ -	$ -	$ 9,741,945
Money Market Funds	243,544	-	-	243,544
Total	$ 9,985,489	$ -	$ -	$ 9,985,489

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the six month period ended September 30, 2024.

The Fund did not invest in any derivative instruments during the six month period ended September 30, 2024.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses and any indirect expenses, such as expenses incurred by other investment companies in which the Fund invests. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Fund. As a result of the above calculation, for the six month period ended September 30, 2024, the Adviser received management fees totaling $88,431. At September 30, 2024, the Fund owed $15,541 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions (the “Administrator”). Additionally, a control person of the Adviser serves as a trustee and officer of the Trust. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

For the six month period ended September 30, 2024, the Trustees who are not interested persons of the Fund, each received $750, for a total of $3,000, plus travel and related expenses from the Adviser of the Fund. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the six month period ended September 30, 2024, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,099,586 and $209,615, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at September 30, 2024, was $4,209,309. At September 30, 2024, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)		Net Appreciation (Depreciation)
$5,897,401	($121,221)		$5,776,180

As of September 30, 2024, there were no differences between book basis and tax basis unrealized appreciation.

The tax character of distributions was as follows:

	Six months ended		Year ended
	September 30, 2024		March 31, 2024
Ordinary Income	$ -		$ -
Long-Term Capital Gains	-		33,066
	$ -		$ 33,066

8.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2024, the Fund had 32.58% of the value of its net assets invested in stocks within the Semiconductors & Related Devices sector.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2024, Charles Schwab & Co., Inc., held, for the benefit of its customers, in the aggregate, 42.07% of Fund shares. The Trust does not know whether any underlying accounts of Charles Schwab & Co., Inc. owned or controlled 25% or more of the voting securities of the Fund.

10.) SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 11/26/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 11/26/2024

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 11/26/2024